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                         DREXLER TECHNOLOGY CORPORATION

                         AMENDMENT TO STOCK OPTION PLAN


I, the undersigned, hereby certify that:

     1. I am a duly elected and acting Assistant Secretary of Drexler Technology Corporation, a Delaware corporation (the "Company").

     2. Under the EDGAR electronic filing system of the Securities and Exchange Commission, a copy of the Company's Stock Option Plan (the "Plan") was most recently filed in its entirety as Exhibit 10.1 to the Company's Report on Form 10-Q for the fiscal quarter ended September 30, 2000.

     3. On January 24, 2001, the Board of Directors of the Company approved an amendment to the Plan whereby Section 6b(ii) was amended by inserting the words "full recourse" before the words "promissory note" in the first sentence thereof, and Section 6f was amended by deleting the word "incentive" and the phrase "granted to a non-officer optionee" from the first sentence thereof and by inserting the phrase "termination of optionee's employment due to" following the words "expiration of one year from the date of" in the second sentence thereof.

Dated:  January 24, 2001

                             /s/Johanna P. Protsik

                             Johanna P. Protsik
                             Assistant Secretary